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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                         March 5, 2002 (March 5, 2002)

                       ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                     000-20872                  41-0518430
(State or other jurisdiction          (Commission              (I.R.S Employer
     of incorporation)                File Number)           Identification No.)


             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 861-8140


                                 Not applicable
         (Former name or former address, if changed since last report.)




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Item 5. Other Events and Regulation FD Disclosure.

         On March 5, 2002, the registrant issued a press release entitled "St. Mary Intends to Raise $75 Million Through Private Offering of Senior Convertible Notes." A copy of this press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

                  The following exhibit is furnished as part of this report:

                  Exhibit 99.1 Press release of St. Mary Land & Exploration Company dated March 5, 2002 entitled "St. Mary Intends to Raise $75 Million Through Private Offering of Senior Convertible Notes."



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ST. MARY LAND & EXPLORATION COMPANY

Date: March 5, 2002                          By: /s/ RICHARD C. NORRIS
                                                 -------------------------------
                                                     Richard C. Norris
                                                     Vice President-Finance
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                                 EXHIBIT INDEX
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

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1              Press release of St. Mary Land & Exploration Company dated
                  March 5, 2002 entitled "St. Mary Intends to Raise $75 Million
                  Through Private Offering of Senior Convertible Notes."
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